Related Party Transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
As of December 31, 2024 and 2023, the Company has receivables of $1,561 and $1,683, respectively, and payables of $4,621 and $5,061, respectively, with related parties with common ownership. Receivables relate to reimbursements owed by related parties for costs incurred, including employee-related costs, or services provided by the Company on behalf of related parties. Payables relate to engineering, hosting, and employee services provided by related parties on behalf of the Company, as well as certain costs incurred by related parties on behalf of the Company in connection with the Merger. These payables exclude the Loans payable, related parties, non-current discussed below, as well as the Convertible Note discussed in Note 14 - Debt. During the year ended December 31, 2024, the Company recognized $462 in revenue from related parties. No revenue from related parties was recognized in the years ended December 31, 2023 and 2022. During the years ended December 31, 2024, 2023 and 2022, the Company received services from related parties which resulted in net costs totaling $2,103, $8,745, and $5,005, respectively.

On July 15, 2022, the Company entered into a related party loan agreement with Best Assistant Education Online Limited (the "Borrower"), a subsidiary of the Controlling Shareholder. The loan agreement allowed the Borrower to receive a non-interest bearing loan from the Company up to a maximum of $10,000. The loan is due on the earlier of (i) June 30, 2023 or (ii) a change in control of the Borrower. The outstanding balance owed to the Company as of December 31, 2022 was $7,919, which was fully repaid during the year ended December 31, 2023.

In November 2019, eLMTree issued a non-interest-bearing promissory note of $45,800 due to Best Assistant. The promissory note was payable upon demand. This promissory note was fully repaid on November 18, 2022.
The Controlling Shareholder, through its various operating and financing subsidiaries, has historically provided funding to eLMTree on an interest-free basis with no set repayment date. As of December 31, 2024 and 2023, the Company had $5,006 and $4,670, respectively, in funding from the Controlling Shareholder which was recorded as Loans payable, related parties, non-current on the consolidated balance sheets.
As of December 31, 2024, certain historical net payable balances of $2,412 owed by Edmodo to the Controlling Shareholder were forgiven, as a result of the formal dissolution of Edmodo LLC. The resulting benefit from the forgiveness of these payables has been presented as an increase to additional paid-in capital in the consolidated statements of changes in shareholders' equity.
As of December 31, 2023, the non-controlling interest of $1,889 in the Company was held by an employee of GEH Singapore. This non-controlling interest was disposed of as part of the disposition of GEH Singapore.
Concurrent with the closing of the GEH Acquisition described in detail in Note 3 - Acquisitions and Disposition, the Company issued a senior secured convertible note to an entity which is considered a related party as of December 31, 2024 and 2023. See further discussion of this note in Note 14 - Debt.